Praxis Impact Bond Fund Class A Shares (MIIAX) and Class I Shares (MIIIX) Summary Prospectus April 30, 2021

Before you invest, you may want to review the Praxis Impact Bond Fund’s prospectus, which contains more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 30, 2021, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus and other information about the Fund online at www.praxismutualfunds.com/resources/prospectuses-and-reports. You can also get this information at no cost by calling 800-977-2947 or by sending an e-mail request to praxisinfo@everence.com.

Investment Objectives

The Impact Bond Fund seeks current income. To a lesser extent, it seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may be required to pay a fee to a broker or other financial firm on purchases and sales of Class I shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 56 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.75%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.37%	0.37%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses[1]	0.28%	0.13%
Total Annual Fund Operating Expenses	0.90%	0.50%

[1]	Includes indirect expenses of securities of other mutual funds held by the Fund, if any.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 463	$ 651	$ 855	$ 1,441
Class I	$ 51	$ 160	$ 280	$ 628

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31.27 percent of the average value of its portfolio.

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Praxis Impact Bond Fund

Principal Investment Strategies

The Fund invests primarily in fixed income securities. The Fund invests, under normal circumstances, at least 80 percent of its assets in fixed income securities of all types. The Fund seeks to avoid companies that are deemed inconsistent with the Stewardship Investing core values, as discussed below. The Fund integrates consideration of the impact of environmental, social and governance practices into each investment decision. In addition, the Fund seeks to place a priority on market-rate, fixed income securities that have a significant, direct impact on the climate and/or communities around the world. Under normal market conditions the Fund will maintain a dollar-weighted average maturity of three to ten years. The fixed income securities in which the Fund will primarily invest include corporate bonds and notes, U.S. Government agency obligations, mortgage-backed securities and asset-backed securities. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Adviser will consider purchasing fixed income securities that provide a competitive rate of return relative to the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Aggregate Bond Index”). The Adviser will structure the portfolio using the Bloomberg Barclays Aggregate Bond Index as a guide in determining sector allocations. The Adviser will seek to underweight and overweight certain sectors, depending on its determination of the relative value, while maintaining overall interest rate exposure similar to the Bloomberg Barclays Aggregate Bond Index. The Adviser determines whether to sell an investment based upon its assessment of the relative costs and benefits of continuing to hold an investment versus replacing it with other available investments, in light of the Fund’s investment objective, strategy and the characteristics of the overall portfolio.

Stewardship Investing

The Fund also analyzes potential investments for their ability to reflect certain core social values including:

● Respecting the dignity and value of all people

● Building a world at peace and free from violence

● Demonstrating a concern for justice in a global society

● Exhibiting responsible management practices

● Supporting and involving communities

● Practicing environmental stewardship

Principal Investment Risks

Market Risk. The Fund is subject to market risk, which means the value of the Fund’s shares will fluctuate based on market conditions and shareholders could lose money. The value of the Fund’s shares could decline significantly and unexpectedly, based on many factors, including national and international political, economic, regulatory, market or other conditions, as well as global events such as war or other conflict, natural or environmental disasters and infectious disease outbreaks. Events in the financial markets and in the broader economy may cause uncertainty and volatility and may adversely affect Fund performance. Events in one market may impact other markets. Future events may impact the Fund in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. The Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings.

Fixed Income Securities Risk. The Fund is also subject to: (1) credit risk, or the chance that the Fund could lose money if the issuer of a security is unable to repay interest and/or principal in a timely manner or at all; (2) interest rate risk, or the chance that the value of the fixed income securities the Fund holds will decline due to rising interest rates; and (3) prepayment risk, or the chance that the principal investments of the Fund will be paid earlier than anticipated due to declining interest rates. In low interest rate environments, risks associated with rising interest rates are heightened. U.S. monetary policy, including changes to Federal Reserve outlooks or programs, may result in periods of significant market volatility and declines in the values of fixed income securities. Those events, as well as structural changes in certain markets for fixed income securities, could reduce market liquidity and increase market volatility, increasing redemptions from the Fund and putting further downward pressure on the Fund’s net asset value, increasing losses.

Government Related Securities Risk. The Fund is also subject to government related securities risk. Government related securities in which the Fund invests include securities issued by government agencies and instrumentalities that are not backed by the U.S. Government and may be supported only by the issuer’s right to borrow from the U.S. Treasury, the credit of the issuing agency or discretionary support from the U.S. government and subject to limits, which may increase risk of loss.

Screening Risk. In addition, application of Stewardship Investing screens and ESG data integration may cause the Fund to vary from the performance of its index and other bond funds.

Praxis Impact Bond Fund

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The returns assume reinvestment of all dividends and distributions. The bar chart shows how the performance of the Class A shares has varied from year to year for the last 10 years. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected in the bar chart, returns would have been lower. The table shows how the Fund’s average annual total returns for different periods compared to those of a broad-based securities market index.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.praxismutualfunds.com

After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for Class I shares. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class A — Annual Total Return Chart for the Periods Ended December 31, 2020

Best Quarter	Quarter Ended June 30, 2020	4.01%
Worst Quarter	Quarter Ended December 31, 2016	(2.77)%

Average Annual Total Returns For the Periods Ended December 31, 2020 (with maximum sales charge)	Class A	1 Year	5 Years	10 Years
Return Before Taxes		3.38%	3.18%	3.06%
Return After Taxes on Distributions		2.45%	2.22%	1.98%
Return After Taxes on Distributions and Sale of Fund Shares		2.08%	2.01%	1.90%
Bloomberg Barclays Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)		7.51%	4.44%	3.84%

Average Annual Total Returns For the Periods Ended December 31, 2020	Class I	1 Year	5 Years	10 Years
Return Before Taxes		7.94%	4.41%	3.88%
Bloomberg Barclays Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)		7.51%	4.44%	3.84%

You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.

Praxis Impact Bond Fund

FUND MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. serves as the investment adviser to the Fund.

Portfolio Managers

Benjamin Bailey, CFA®, Senior Fixed Income Investment Manager, and Chris Woods, CFA®, Fixed Income Investment Manager, are co-portfolio managers of the Fund. Mr. Bailey has managed the Fund since March 2005; Mr. Woods has managed the Fund since May 1, 2018.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$2,500	$100
Retirement	$2,500	$100

The initial investment minimum requirements will be waived:

1) If you establish an automatic investment plan equal to the subsequent investment minimum;

2) If you are contributing to 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual fee of $25 may be assessed in July to each of your Praxis Mutual Fund accounts that fall below $5,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 54 of the Fund’s prospectus for more information.

Class I

Account Type	Initial	Subsequent
Non-Retirement	$100,000	NA
Retirement	$100,000	NA

The Fund may waive investment minimums for certain investors.

INVESTING IN THE FUNDS

PURCHASE AND SALE OF FUND SHARES

Shares of the Funds have not been registered for sale, and the prospectus is not intended for distribution to prospective investors, outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even if the investors are citizens or lawful permanent residents of the United States. Any non-U.S. shareholders generally would be subject to U.S. tax withholding on distributions by the Funds. This prospectus does not address in detail the tax consequences affecting any shareholder who is a nonresident alien individual or a non-U.S. trust or estate, corporation, or partnership. Investment in the Funds by non-U.S. investors may be permitted on a case-by-case basis, at the sole discretion of the Funds.

Purchasing Fund Shares. You generally may buy and sell shares on any day the New York Stock Exchange (“NYSE”) is open (a “Business Day”).

Selling Fund Shares. In general, you may redeem shares on any Business Day:

●	Through your financial intermediary;

●	By writing to Praxis Mutual Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701;

●	Via overnight service Praxis Mutual Funds, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202;

●	Via wire transfer, if you have elected that option on your application, by calling (800) 977-2947; or

●	Via the Systematic Withdrawal Plan, if you have elected this option.

Praxis Impact Bond Fund

TAX INFORMATION

The Funds intend to make distributions that may be taxed as either ordinary income or capital gains except when you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawals made from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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